                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



      Date of report (Date of earliest event reported): September 19, 1996
                                                        ------------------


                                    TRW Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Ohio                      1-2384                        34-0575430
----------------------       ------------------------        -------------------
    (State or Other          (Commission File Number)         (I.R.S. Employer
      Jurisdiction of                                        Identification No.)
     Incorporation)



                    1900 Richmond Road, Cleveland, Ohio 44124
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (216) 291-7000



                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Change Since Last Report)

Item 2.    Acquisition or Disposition of Assets

On September 19, 1996, TRW Inc. ("TRW") sold substantially all of the businesses of its Information Systems and Services business ("IS&S Business") to Experian Corporation ("Experian), a Delaware corporation, in a transaction structured as a recapitalization, for an aggregate purchase price of approximately $1.1 billion pursuant to the Recapitalization Agreement, dated as of February 9, 1996 (the "Recapitalization Agreement), as amended, among Experian, TRW and certain TRW affiliates, including IS&S Holdings, Inc. (f/k/a TRW Target Marketing Services, Inc.) ("Holdings"), a Delaware corporation and a wholly-owned subsidiary of TRW. Experian was organized by certain investors, including Bain Capital, Inc. and certain of its affiliates (collectively, "Bain") and Thomas H. Lee Company and certain of its affiliates (collectively, "THL").

The sale of the IS&S Business was effected by a recapitalization of TRW's IS&S Business (the "Recapitalization Transactions"), pursuant to which TRW received in exchange for its Holdings' stock approximately $1.010 billion in cash and approximately 16% of the stock of Experian on fully diluted basis. Holdings was renamed Experian in connection with the Recapitalization Transactions. The aggregate consideration for the IS&S Business was determined on the basis of arm's-length negotiations by the parties. After giving effect to the Recapitalization Transactions, Bain and THL will own collectively a majority of the voting power of Experian.

Prior to the consummation of the Recapitalization Transactions, TRW had no material relationship with Experian, Bain, THL or any other investor in Experian other than pursuant to the Recapitalization Agreement. After consummation of the Recapitalization Transactions, TRW will be a party, together with Bain, THL and certain other investors in Experian, to a stockholders' agreement relating to Experian.

Item 7.    Financial Statements and Exhibits

           (a)    Not applicable
           (b)    Pro forma financial information

                  This report includes an unaudited pro forma condensed consolidated balance sheet as of June 30, 1996 and unaudited pro forma consolidated income statements for the fiscal year ended December 31, 1995 and the fiscal six months ended June 30, 1996, giving pro forma effect to the disposition described above.

       The accompanying Pro Forma Condensed Consolidated Balance Sheet of TRW Inc. ("TRW") as of June 30, 1996 and Pro Forma Statements of Consolidated Earnings for the six months ended June 30, 1996 and for the year ended December 31, 1995 have been prepared to reflect the historical financial position and results of continuing operations adjusted to reflect the elimination of TRW's Information
       Systems and Services business as Pro Forma Adjustments. The results of TRW's Information Systems and Services business will be reported as discontinued operations in TRW's historical financial statements in the September 30, 1996 Quarterly Report on Form 10-Q.

       In the opinion of management, all adjustments necessary to present fairly such pro forma financial statements have been made.

       The pro forma financial information is unaudited.

   SUBSEQUENT EVENTS

       On September 19, 1996, the Company completed the sale of substantially all of its Information Systems & Services business to an investor group led by Bain Capital, Inc. and the Thomas H. Lee Company for $1.01 billion and stock of Experian Corporation, representing a continuing interest of approximately 16 percent. The proceeds from the sale will be used to fund investment opportunities in the Automotive and Space and Defense businesses and to purchase the Company's Common Stock.

       In addition, the sale resulted in a gain to be recognized in the third quarter which will be offset by certain charges and restructuring actions primarily in the Company's Automotive and Space and Defense businesses. The gain on sale and the certain charges and restructuring actions have not been included in the Pro Forma Adjustments.

                            TRW INC. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 1996

In millions

                                                                   Pro Forma
                                                      Historical  Adjustments   Pro Forma
                                                      ----------  -----------   ---------
Assets
Current assets
     Cash and cash equivalents                         $    64    $   --        $    64
     Accounts receivable                                 1,558        (88)        1,470
     Inventories                                           517        --            517
     Prepaid expenses                                      110        (10)          100
     Deferred income taxes                                 113        (19)           94
---------------------------------------------------------------------------------------
Total current assets                                     2,362       (117)        2,245

Property, plant and equipment - on the basis of cost     5,867       (140)        5,727
     Less accumulated depreciation and amortization      3,399        (95)        3,304
---------------------------------------------------------------------------------------
Total property, plant and equipment - net                2,468        (45)        2,423

Intangible assets
     Intangibles arising from acquisitions                 476       (239)          237
     Capitalized data files                                509       (509)         --
     Other                                                  91        (53)           38
---------------------------------------------------------------------------------------
                                                         1,076       (801)          275
     Less accumulated amortization                         431       (353)           78
---------------------------------------------------------------------------------------
Total intangible assets - net                              645       (448)          197
Other assets                                               448        (16)          432
Net assets of discontinued operations                        0        444           444
---------------------------------------------------------------------------------------
                                                       $ 5,923    $  (182)      $ 5,741
=======================================================================================



Liabilities and shareholders' investment
Current liabilities
     Short-term debt                                   $   239    $   --        $   239
     Accounts payable                                      717        (17)          700
     Current portion of long-term debt                      68         (1)           67
     Other current liabilities                           1,097        (70)        1,027
---------------------------------------------------------------------------------------
Total current liabilities                                2,121        (88)        2,033

Long-term liabilities                                      789        --            789
Long-term debt                                             513         (2)          511
Deferred income taxes                                      184        (65)          119

Minority interests in subsidiaries                          80        (27)           53

Capital Stock                                               41        --             41
Other Capital                                              432        --            432
Retained earnings                                        1,898        --          1,898
Cumulative translation adjustments                          48        --             48
Treasury shares - cost in excess of par value             (183)       --           (183)
---------------------------------------------------------------------------------------
Total shareholders' investment                           2,236        --          2,236
---------------------------------------------------------------------------------------
                                                       $ 5,923    $  (182)      $ 5,741
=======================================================================================

                            TRW INC. AND SUBSIDIARIES
                  PRO FORMA STATEMENT OF CONSOLIDATED EARNINGS
                         SIX MONTHS ENDED JUNE 30, 1996

In millions except earnings per share data

                                                                       Pro Forma
                                                          Historical  Adjustments Pro Forma
                                                         -----------  ----------- ---------


Sales                                                       $5,399     $ (313)     $5,086
Cost of sales                                                4,329       (185)      4,144
-----------------------------------------------------------------------------------------
Gross profit                                                 1,070       (128)        942


Administrative and selling expenses                            397        (67)        330
Research and development expenses                              225        (20)        205
Interest expense                                                39        --           39
Other expense - net                                             10          5          15
-----------------------------------------------------------------------------------------
Earnings from continuing operations before income taxes        399        (46)        353
Income taxes                                                   152        (18)        134
-----------------------------------------------------------------------------------------
Earnings from continuing operations                            247        (28)        219
Earnings from discontinued operations                          --          28          28
-----------------------------------------------------------------------------------------
Net earnings                                                $  247     $  --       $  247
=========================================================================================



Per share of common stock

Fully diluted
                   Continuing operations                    $ 3.67     $(0.42)     $ 3.25
                   Discontinued operations                    --         0.42        0.42
-----------------------------------------------------------------------------------------
                   Net earnings                             $ 3.67     $ --        $ 3.67
=========================================================================================


Primary
                   Continuing operations                    $ 3.70     $(0.42)     $ 3.28
                   Discontinued operations                    --         0.42        0.42
-----------------------------------------------------------------------------------------
                   Net earnings                             $ 3.70     $ --        $ 3.70
=========================================================================================


Shares used in computing per share amounts

Fully diluted                                                                        67.4
Primary                                                                              66.8

                            TRW INC. AND SUBSIDIARIES
                  PRO FORMA STATEMENT OF CONSOLIDATED EARNINGS
                          YEAR ENDED DECEMBER 31, 1995

In millions except earnings per share data

                                                                                        Pro Forma
                                                                  Historical            Adjustments       Pro Forma
                                                                 ------------           -----------       ---------

Sales                                                             $  10,172        $       (604)        $   9,568
Cost of sales                                                         8,190                (322)            7,868
------------------------------------------------------------------------------------------------------------------
Gross profit                                                          1,982                (282)            1,700


Administrative and selling expenses                                     747                (151)              596
Research and development expenses                                       422                 (45)              377
Interest expense                                                         95                  -                 95
Other expense - net                                                      10                  (3)                7
------------------------------------------------------------------------------------------------------------------
Earnings from continuing operations before income taxes                 708                 (83)              625
Income taxes                                                            262                 (32)              230
------------------------------------------------------------------------------------------------------------------
Earnings from continuing operations                                     446                 (51)              395
Earnings from discontinued operations                                   -                    51                51
------------------------------------------------------------------------------------------------------------------
Net earnings                                                      $     446      $           -         $      446
==================================================================================================================



PER SHARE OF COMMON STOCK

Fully diluted
                   Continuing operations                          $    6.62      $        (0.76)       $     5.86
                   Discontinued operations                                -                0.76              0.76
------------------------------------------------------------------------------------------------------------------
                   Net earnings                                   $    6.62      $          -          $     6.62
==================================================================================================================


Primary
                   Continuing operations                          $    6.69      $        (0.77)       $     5.92
                   Discontinued operations                                -                0.77              0.77
------------------------------------------------------------------------------------------------------------------
                   Net earnings                                   $    6.69      $          -          $     6.69
==================================================================================================================



Shares used in computing per share amounts

Fully diluted                                                                                                67.4
Primary                                                                                                      66.6

            (c)   Exhibits

                       2.1 Recapitalization Agreement, dated as of February 9,
                           1996, among IS&S Acquisition Corp., TRW Inc., TRW
                           IS&S

                           International, Inc., Information Systems and
                           Services, Inc. (f/k/a TRW Environmental Management Company), TRW Hotel Company Inc., TRW Microwave Inc. and IS&S Holdings, Inc. (f/k/a TRW Target Marketing Services, Inc.).

                           In accordance with Item 601(b)(2) of Regulation S-K, certain of the exhibits described in the Table of Contents of Exhibit 2 have not been filed. The Registrant hereby agrees to furnish supplementally copies of such exhibits to the Commission upon request.

                       2.2 Amendment No. 1, dated June 17, 1996, to
                           Recapitalization Agreement, dated as of February
                           9, 1996, among IS&S International, Inc., Information Systems and Services, Inc. (f/k/a TRW Environmental Management Company), TRW Hotel Company Inc., TRW Microwave Inc. and IS&S Holdings, Inc. (f/k/a TRW Target Marketing Services, Inc.).

                       2.3 Amendment No. 2, dated August 13, 1996, to Agreement,
                           dated as of February 9, 1996, among IS&S
                           International, Inc., Information Systems and
                           Services, Inc. (f/k/a TRW Environmental Management Company), TRW Hotel Company Inc., TRW Microwave Inc. and IS&S Holdings, Inc. (f/k/a TRW Target Marketing Services, Inc.).

                       2.4 Amendment No. 3, dated September 18, 1996, to
                           Recapitalization Agreement, dated as of February 9, 1996, among IS&S International, Inc., Information Systems and Services, Inc. (f/k/a TRW Environmental Management Company), TRW Hotel Company Inc., TRW Microwave Inc. and IS&S Holdings, Inc. (f/k/a TRW Target Marketing Services, Inc.).

                      99.1 Press release dated September 19, 1996, regarding
                           the sale of TRW's IS&S Business.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    TRW INC.


Date: October 4, 1996                      By: /s/ Martin A. Coyle
      ------------------                       ---------------------------------
                                               Martin A. Coyle
                                               Executive Vice President, General
                                               Counsel and Secretary

                               INDEX TO EXHIBITS



EXHIBIT         DESCRIPTION OF EXHIBIT

 2.1            Recapitalization Agreement, dated as of February 9, 1996, among
                IS&S Acquisition Corp., and TRW Inc., TRW IS&S International,
                Inc., Information Systems and Services, Inc. (f/k/a TRW
                Environmental Management Company), TRW Hotel Company Inc., TRW
                Microwave Inc. and IS&S Holdings, Inc. (f/k/a TRW Target
                Marketing Services, Inc.).

 2.2            Amendment No. 1, dated June 17, 1996, to Recapitalization
                Agreement, dated as of February 9, 1996, among IS&S
                International, Inc., Information Systems and Services, Inc.
                (f/k/a TRW Environmental Management Company), TRW Hotel Company
                Inc., TRW Microwave Inc. and IS&S Holdings, Inc. (f/k/a TRW
                Target Marketing Services, Inc.).

 2.3            Amendment No. 2, dated August 13, 1996, to Recapitalization
                Agreement, dated as of February 9, 1996, among IS&S
                International, Inc., Information Systems and Services, Inc.
                (f/k/a TRW Environmental Management Company), TRW Hotel Company
                Inc., TRW Microwave Inc. and IS&S Holdings, Inc. (f/k/a TRW
                Target Marketing Services, Inc.).

 2.4            Amendment No. 3, dated September 18, 1996, to Recapitalization
                Agreement, dated as of February 9, 1996, among IS&S
                International, Inc., Information Systems and Services, Inc.
                (f/k/a TRW Environmental Management Company), TRW Hotel Company
                Inc., TRW Microwave Inc. and IS&S Holdings, Inc. (f/k/a TRW
                Target Marketing Services, Inc.).

99.1            Press Release dated September 19, 1996 regarding the sale of
                TRW's IS&S Business.
